UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
September 10, 2010
Date of Report (Date of earliest event reported)
DIODES INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	002-25577	95-2039518
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification No.)
incorporation)

15660 Dallas Parkway, Suite 850
Dallas, Texas	75248
(Address of principal executive offices)	(Zip Code)
(972) 385-2810
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     Effective as of September 10, 2010, a wholly-owned subsidiary of Diodes Incorporated (the “Company”) entered into an Investment Cooperation Agreement and a Supplementary Agreement to the Investment Cooperation Agreement (collectively, the “Agreements”) with the Management Committee of the Chengdu Hi-Tech Industrial Development Zone (the “CDHT”). Under the Agreements, the Company has agreed to form a joint venture (the “JV”) with a Chinese semiconductor manufacturer (the “Partner”) to establish a semiconductor manufacturing facility (the “Facility”) for the purpose of providing surface mounted component production, assembly and testing, and integrated circuit assembly and testing in Chengdu, People’s Republic of China (the “Project”). The Company initially will own at least 95% of the JV. The Company is in the process of negotiating the definitive JV agreement, and the Agreements are subject to various conditions, including governmental approval of the environmental impact assessment and various other aspects of the Project.
     The JV will develop the Facility in phases over a ten year period. The Company is expected to contribute at least US$47.5 million to the JV in installments during the first three years. The CDHT will grant the JV a fifty year land lease, provide temporary facilities for up to three years at a subsidized rent while the JV builds the Facility and provide corporate and employee tax incentives, tax refunds, subsidies and other financial support to the JV and its qualified employees. If the JV fails to achieve specified levels of investment, the Agreements allow for a renegotiation for an alternative solution as well as the option to refund a portion of such financial support.
     The foregoing summary is qualified in its entirety by reference to the copy of the Agreements, which are being filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
99.1*	Investment Cooperation Agreement effective as of September 10, 2010, between the Company and the Management Committee of the Chengdu Hi–Tech Industrial Development Zone.

99.2*	Supplementary Agreement to the Investment Cooperation Agreement effective as of September 10, 2010, between the Company and the Management Committee of the Chengdu Hi–Tech Industrial Development Zone.

*	Confidential treatment has been requested with respect to the omitted portions of both Exhibits, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2010	DIODES INCORPORATED
	By	/s/ Richard D. White
RICHARD D. WHITE,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1*	Investment Cooperation Agreement effective as of September 10, 2010, between the Company and the Management Committee of the Chengdu Hi–Tech Industrial Development Zone.

99.2*	Supplementary Agreement to the Investment Cooperation Agreement effective as of September 10, 2010, between the Company and the Management Committee of the Chengdu Hi–Tech Industrial Development Zone.

*	Confidential treatment has been requested with respect to the omitted portions of both Exhibits, which portions have been filed separately with the Securities and Exchange Commission.